Annual Report


                             [Picture of World Map]



Templeton Emerging
Markets Income Fund, Inc.

                               [Picture of Logo]




                              CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Objective: The Templeton Emerging Markets Income Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign-related entities and private sector companies in emerging market countries.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you the annual report for the Templeton Emerging Markets Income Fund for the fiscal year ended August 31, 1997. During this period, bond prices rose in many emerging market countries in response to their governments' market-oriented policies, improved corporate earnings, and increased demand for such assets by new investors entering the market. These new investors consisted largely of financial institutions that normally invest in high-yield U.S. and European securities, but were searching for higher returns in emerging markets.

The best returns during the reporting period were provided by Bulgarian bonds, which produced a total return of 83%. In addition to the factors discussed above, this strong performance reflected investors' positive response to the implementation of the


CONTENTS

Shareholder Letter .........  1

Performance Summary ........  6

Financial Highlights and
Statement of Investments ...  8

Financial Statements ....... 12

Notes to Financial
Statements ................. 15

Independent Auditor's
Report ..................... 18


FUND CATEGORY
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
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/97


[Picture of Pie Chart]


           Latin America 71.5%

           Asia 13.1%

           Europe 11.2%

           Short-Term
           Obligations &
           Other Net Assets 4.2%



Bulgarian government's new economic adjustment policies and currency board on July 1, 1997. Other countries whose bonds produced strong returns for the period included Ecuador (56%), Russia (39%), Nigeria (39%), Panama (36%), Venezuela (36%), and Peru (36%).(1) However, bond markets in several Southeast Asian countries, and the Czech Republic, were hurt by the abrupt and sizable devaluation of their currencies during the second half of the fiscal year. These currency movements also triggered investor concerns about Polish, Hungarian, and Brazilian bonds.

Within this environment, the Fund provided a one-year total return of 22.11% in market-price terms, and 22.20% in terms of net asset value, as discussed in the Performance Summary on page 6.

The Fund's strong showing can be attributed in large part to the performance of bond markets in Latin American countries which continued to demonstrate a commitment to policies of economic adjustment and credit quality improvement. During the period, Mexico's economy accelerated rapidly, Argentina met its fiscal targets, and we increased our position in Latin America, from 62.9% to 71.5% of total net assets. Our largest portfolio change was made in Mexico. As of August 31, 1997, 21.8% of the Fund's assets were invested there, up from 11.1% the year before. We also increased our Argentine holdings during the period from 15.8% to 19.8%.




(1). Source: J.P. Morgan Securities, Inc. All figures measured in U.S. dollars.

Looking forward, we will continue to focus on bonds from countries experiencing strong economic growth, such as Mexico. Purchases from Peru and Venezuela may be considered if their economies improve and they make more progress toward privatization and financial reform. In Asia and Eastern Europe, we will look for opportunities arising from the currency problems many of these countries have experienced in recent months. In addition, we hope to take advantage of several countries' plans to trade their "Brady bonds"(2) for new, uncollaterized sovereign debt in an effort to reduce their debt servicing costs and improve their balance sheets.

Of course, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with





  TOP 10 COUNTRIES
  REPRESENTED IN THE FUND*
  8/31/97

                    % OF TOTAL
  COUNTRY           NET ASSETS
--------------------------------

  Mexico                 21.8%

  Argentina              19.8%

  Brazil                 13.8%

  Venezuela               7.8%

  Indonesia               6.2%

  Russia                  4.9%

  Ecuador                 4.7%

  Bulgaria                4.6%

  Philippines             4.2%

  Turkey                  2.4%


*Does not include investments in U.S. government securities or short-term obligations and other net assets. For a complete list of portfolio holdings, please see page 9 of this report.


(2). "Brady bonds" are sovereign debt collateralized by U.S. Treasury securities.

market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Neil S. Devlin
Neil S. Devlin, CFA


/s/ Umran Demirors
Umran Demirors, Ph.D.


/s/ Ronald A. Johnson
Ronald A. Johnson, Ph.D.

Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.

The portfolio managers of the Emerging Markets Income Fund, Inc. since May 1997 are Neil S. Devlin, Umran Demirors and Ronald A. Johnson. Mr. Devlin is the chief investment officer and an executive vice president of Templeton Global Bond Managers ("Global Bond Managers"), a division of Templeton Investment Counsel, Inc., the Fund's Investment Manager. He holds a BA in economics and philosophy from Brandeis University, and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed income markets. He also manages numerous Franklin Templeton mutual funds as well as corporate pension accounts.

Dr. Demirors is a vice president of Global Bond Managers. He holds a Ph.D. and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Templeton organization in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at Vestcor Partners Group in Miami. Currently, Dr.Demirors co-directs the fixed income process and manages several emerging markets fixed income portfolios.

Dr. Johnson is a vice president of Global Bond Managers. He holds a Ph.D. and an MA in economics from Stanford University, and an MBA in finance and a BA in economics from Adelphi University. Prior to joining the Templeton organization in 1995, Dr. Johnson was chief strategist and head of research for JPBT Advisers Inc. in Miami. Before joining JPBT Advisers Inc., he was chief economist and head of research at Vestrust Asset Management Corporation in Miami. In addition, Dr. Johnson has held several positions at the Federal Reserve Bank of New York, including chief of the Domestic Financial Markets Division. Currently, Dr. Johnson co-directs the fixed income research process and manages several emerging markets fixed income portfolios.

PERFORMANCE SUMMARY


In market-price terms, the Templeton Emerging Markets Income Fund produced a total return of 22.11% for the one-year period ended August 31, 1997. Based on the change in net asset value (in contrast to market price), the Fund delivered a total return of 22.20% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased $1.3125 per share, from $12.125 on August 31, 1996, to $13.4375 on August 31, 1997, while the net asset value increased $1.41 per share, from $12.92 to $14.33. Shareholders received dividend income totaling $1.24 per share during the 12-month period. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.

  TEMPLETON EMERGING MARKETS INCOME FUND
  PERIODS ENDED 8/31/97

                                                                         SINCE
                                                                      INCEPTION
                                               1-YEAR      3-YEAR     (9/23/93)
-------------------------------------------------------------------------------

  Cumulative Total Return(1)
   Based on change in net asset value          22.20%      57.71%      50.53%
   Based on change in market price             22.11%      44.62%      30.58%
  Average Annual Total Return(2)
   Based on change in net asset value          22.20%      16.40%      10.94%
   Based on change in market price             22.11%      13.09%       7.01%


(1). Cumulative total returns represent the change in value of an investment over the periods indicated.

(2). Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                                                  YEAR ENDED AUGUST 31,
                                                                    --------------------------------------------------
                                                                      1997          1996          1995         1994+
                                                                    --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...............................     $12.92        $11.52        $12.35        $14.02
                                                                            ------------------------------------------
Income from investment operations:
 Net investment income...........................................       1.18          1.24          1.33          1.18
 Net realized and unrealized gains (losses)......................       1.47          1.40          (.92)        (1.77)
                                                                            ------------------------------------------
Total from investment operations.................................       2.65          2.64           .41          (.59)
                                                                            ------------------------------------------
Underwriting expenses deducted from capital......................         --            --            --          (.03)
                                                                            ------------------------------------------
Less distributions:
 Dividends from net investment income............................      (1.24)        (1.24)        (1.24)        (1.00)
 Distributions from net realized gains...........................         --            --            --          (.05)
                                                                            ------------------------------------------
Total distributions..............................................      (1.24)        (1.24)        (1.24)        (1.05)
                                                                            ------------------------------------------
Net asset value, end of year.....................................     $14.33        $12.92        $11.52        $12.35
                                                                            ==========================================
Total return*
Based on market value per share..................................     22.11%        23.73%       (4.28)%       (9.71)%
Based on net asset value per share...............................     22.20%        24.31%         3.82%       (4.55)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)..................................   $682,212      $614,951      $548,448      $587,954
Ratios to average net assets:
 Expenses........................................................      1.19%         1.09%          .81%          .86%**
 Expenses, excluding fee waiver..................................      1.19%         1.20%         1.28%         1.25%**
 Net investment income...........................................      8.62%        10.14%        11.79%         9.66%**
Portfolio turnover rate..........................................    266.79%        77.90%        58.73%        91.73%

*Not annualized for periods of less than one year.
**Annualized.
+For the period from September 23, 1993 (commencement of operations) to August
 31, 1994.

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                                    PRINCIPAL
                                                                                     AMOUNT*              VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 95.8%
ARGENTINA: 19.8%
Argentina Domestic Securities Trust (Morgan Stanley), 14.75%, 9/01/02............  $11,800,000         $ 14,484,500
Argentina Local Market Securities Trust 1994-I (Goldman Sachs Group, L.P.),
  13.375%, 8/15/01...............................................................   12,500,000           14,856,250
Bridas Corp., Yankee, 12.50%, 11/15/99...........................................   12,180,000           13,474,125
Industrias Metalurgicas Pescarmona, 11.75%, 3/27/98, 144A........................    5,900,000            6,091,750
Republic of Argentina
    9.25%, 2/23/01...............................................................   28,980,000           30,102,975
    8.75%, 5/09/02...............................................................    7,800,000            7,870,200
    11.00%, 10/09/06.............................................................    4,575,000            5,208,637
    11.75%, 2/12/07, Reg S.......................................................   12,300,000ARG        13,894,463
    11.375%, 1/30/17.............................................................   25,100,000           29,304,250
                                                                                                       ------------
                                                                                                        135,287,150
                                                                                                       ------------
BRAZIL 13.8%
Abril SA, 12.00%, 10/25/03, 144A.................................................    5,525,000            6,063,687
Centrais Electricas Brasileiras SA, 10/30/98, 10.00%, 144A.......................    5,550,000            5,716,500
Companhia Suzano Papel, 10.25%, 10/06/01.........................................    6,000,000            6,210,000
Copene-Petroquimica Nordeste SA, 9.50%, 10/19/01, 144A...........................   14,150,000           14,503,750
Government of Brazil:
    8.875%, 11/05/01.............................................................    3,900,000            4,017,000
    6.938%, 4/15/12, FRN, conv., L...............................................   23,275,000           19,296,418
    10.125%, 5/15/27.............................................................   33,080,000           32,209,996
Tevecap SA, 12.625%, 11/26/04....................................................    6,070,000            6,419,025
                                                                                                       ------------
                                                                                                         94,436,376
                                                                                                       ------------
BULGARIA 4.6%
Republic of Bulgaria, 6.563%, 7/28/11, FRN.......................................   40,425,000           31,139,863
                                                                                                       ------------
COLOMBIA 1.0%
Banco Ganadero SA, 9.75%, 8/26/99, 144A..........................................    5,580,000            5,831,100
Empresa Colombiana de Petroleos, 7.25%, 7/08/98..................................    1,000,000            1,005,000
                                                                                                       ------------
                                                                                                          6,836,100
                                                                                                       ------------
ECUADOR 4.7%
Republic of Ecuador:
    11.25%, 4/25/02..............................................................   11,425,000           12,167,625
    11.25%, 4/25/02, 144A........................................................   16,250,000           17,306,250
    3.25%, 2/28/25, FRN..........................................................    5,000,000            2,625,000
                                                                                                       ------------
                                                                                                         32,098,875
                                                                                                       ------------
GUATEMALA 1.0%
Associacion Nacional del Cafe, 11.00%, 8/31/98...................................    6,546,000            6,775,110
                                                                                                       ------------
INDIA 0.3%
Essar Gujarat Ltd., 8.498%, 7/15/99, FRN, 144A...................................    2,095,000            2,021,675
                                                                                                       ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                                    PRINCIPAL
                                                                                     AMOUNT*              VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA 6.2%
PT Indah Kiat Financial Mauritius, 10.00%, 7/01/07...............................  $16,375,000         $ 15,515,312
PT Astra International, 9.75%, 4/29/01...........................................    6,150,000            6,549,750
PT Indah Kiat Pulp & Paper Corp., 8.875%, 11/01/00, 144A.........................    4,840,000            4,731,100
PT Inti Indorayon Utama, 9.125%, 10/15/00........................................    6,830,000            6,556,800
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01................................    8,000,000            8,880,000
                                                                                                       ------------
                                                                                                         42,232,962
                                                                                                       ------------
LITHUANIA 0.6%
Republic of Lithuania:
    10.00%, 12/22/97.............................................................      250,000              252,437
    10.00%, 12/22/97, 144A.......................................................    3,730,000            3,766,367
                                                                                                       ------------
                                                                                                          4,018,804
                                                                                                       ------------
MEXICO 21.8%
Banco Nacional Obra Serv., 9.625%, 11/15/03......................................    3,500,000            3,675,000
Bancomer S.A., 8.00%, 7/07/98....................................................   11,100,000           11,204,062
Cemex SA, 10.75%, 7/15/00, 144A..................................................    6,340,000            6,783,800
Protexa Construcciones SA de CV, 12.125%, 7/24/02, 144A..........................    8,300,000            8,300,000
United Mexican States:
    11.375%, 9/15/16.............................................................   57,595,000           66,954,188
    9.875%, 1/15/07..............................................................   49,275,000           52,108,313
                                                                                                       ------------
                                                                                                        149,025,363
                                                                                                       ------------
PANAMA 0.8%
Republic of Panama, 6.547%, 5/10/02, FRN.........................................    5,384,615            5,371,154
                                                                                                       ------------
PHILIPPINES 4.2%
National Power Corp., 7.625%, 11/15/00, 144A.....................................   10,000,000            9,975,000
Philippine Long Distance Telephone Co.:
    10.625%, 6/02/04.............................................................    5,500,000            6,098,125
    9.25%, 6/30/06...............................................................    4,980,000            5,116,950
Subic Power Corp., 9.50%, 12/28/08, 144A.........................................    7,216,614            7,415,071
                                                                                                       ------------
                                                                                                         28,605,146
                                                                                                       ------------
POLAND 1.1%
Poland Communications Inc., 9.875%, 11/01/03.....................................    7,590,000            7,658,310
                                                                                                       ------------
RUSSIA 4.9%
Minfin of Russia, 10.00%, 6/26/07, 144A..........................................   32,550,000           33,347,475
                                                                                                       ------------
TRINIDAD AND TOBAGO 0.8%
Sei Holdings IX Inc., 11.00%, 11/30/00, 144A.....................................    5,210,000            5,522,600
                                                                                                       ------------
TURKEY 2.4%
Republic of Turkey:
    10.00%, 5/23/02, Reg S.......................................................    7,000,000            7,367,500
    10.00%, 5/23/02, 144A........................................................    8,525,000            8,972,563
                                                                                                       ------------
                                                                                                         16,340,063
                                                                                                       ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                                    PRINCIPAL
                                                                                     AMOUNT*              VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
VENEZUELA 7.8%
Electricidad de Caracas, 6.688%, 9/30/03, FRN, SER A1............................  $ 2,569,137          $ 2,379,663
Republic of Venezuela:
    6.438%, 3/31/20, FRN, Ser. W/A...............................................    1,290,000            1,169,063
    6.750%, 3/31/20, PAR BOND, B.................................................    9,250,000            7,587,886
    9.125%, 6/18/07, Reg S.......................................................    8,000,000            8,070,000
    9.125%, 6/18/07, 144A........................................................    7,200,000            7,263,000
    6.75%, 3/31/20, A............................................................   32,650,000           26,783,187
                                                                                                       ------------
                                                                                                         53,252,799
                                                                                                       ------------
TOTAL LONG TERM SECURITIES (COST $630,767,889)...................................                       653,969,825
                                                                                                       ------------
SHORT TERM OBLIGATIONS 1.0%
Deutsche Bank AG, 5.61%, 9/02/97.................................................    4,996,000            4,996,000
U.S. Treasury Bills, 4.95% to 5.24%, with maturities to 10/23/97.................    1,536,000            1,527,275
                                                                                                       ------------
TOTAL SHORT TERM OBLIGATIONS (COST $6,522,759)...................................                         6,523,275
                                                                                                       ------------
TOTAL INVESTMENTS (COST $637,290,648) 96.8%......................................                       660,493,100
OTHER ASSETS, LESS LIABILITIES 3.2%..............................................                        21,718,404
                                                                                                       ------------
TOTAL NET ASSETS 100.0%..........................................................                      $682,211,504
                                                                                                       ============

CURRENCY ABBREVIATIONS:
ARG -- Argentina

*Securities traded in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (cost $637,290,648).............................  $660,493,100
 Cash................................................................................           731
 Receivables:
  Investment securities sold.........................................................   135,096,871
  Interest...........................................................................    17,359,520
 Unamortized organization costs......................................................         6,424
                                                                                       ------------
     Total assets....................................................................   812,956,646
                                                                                       ------------
Liabilities:
 Payable for investment securities purchased.........................................   129,855,079
 Accrued expenses....................................................................       890,063
                                                                                       ------------
     Total liabilities...............................................................   130,745,142
                                                                                       ------------
      Net assets, at value...........................................................  $682,211,504
                                                                                       ============
Net assets consist of:
 Undistributed net investment income.................................................  $  7,034,740
 Net unrealized appreciation.........................................................    26,823,267
 Accumulated net realized loss.......................................................   (16,585,470)
 Capital shares......................................................................   664,938,967
                                                                                       ------------
     Net assets, at value............................................................  $682,211,504
                                                                                       ============
 Net asset value per share ($682,211,504 / 47,605,757 shares outstanding)............        $14.33
                                                                                       ============

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
FINANCIAL STATEMENTS (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Interest income.........................................................                  $ 64,094,868
Expenses:
 Management fees (Note 3)...............................................   $ 5,556,349
 Administrative fees (Note 3)...........................................       980,532
 Transfer agent fees....................................................       699,000
 Custodian fees.........................................................       182,050
 Reports to shareholders................................................       200,250
 Registration and filing fees...........................................        39,000
 Professional fees (Note 3).............................................        56,400
 Directors' fees and expenses...........................................        51,000
 Amortization of organization costs.....................................         5,671
 Other..................................................................         7,431
                                                                           ------------
     Total expenses.....................................................                     7,777,683
                                                                                          ------------
      Net investment income.............................................                    56,317,185
                                                                                          ------------
Realized and unrealized gains:
 Net realized gain on:
  Investments...........................................................    52,000,409
  Foreign currency transactions.........................................     1,695,833
                                                                           ------------
 Net realized gain......................................................                    53,696,242
 Net unrealized appreciation (depreciation) on:
  Investments...........................................................    16,324,104
  Translation of assets and liabilities denominated in foreign
    currencies..........................................................       (45,931)
                                                                           ------------
 Net unrealized appreciation............................................                    16,278,173
                                                                                          ------------
Net realized and unrealized gain........................................                    69,974,415
                                                                                          ------------
Net increase in net assets resulting from operations....................                  $126,291,600
                                                                                          ============

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                           1997               1996
                                                                       -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................... $ 56,317,185       $ 58,857,589
  Net realized gain on investments and foreign currency
    transactions......................................................   53,696,242         22,811,582
  Net unrealized appreciation on investments and translation of assets
    and liabilities denominated in foreign currencies.................   16,278,173         43,865,000
                                                                       -------------------------------
      Net increase in net assets resulting from operations............  126,291,600        125,534,171
 Distributions to shareholders from net investment income.............  (59,031,138)       (59,031,139)
                                                                       -------------------------------
      Net increase in net assets......................................   67,260,462         66,503,032
Net assets:
 Beginning of year....................................................  614,951,042        548,448,010
                                                                       -------------------------------
 End of year.......................................................... $682,211,504       $614,951,042
                                                                       ===============================
Undistributed net investment income included in net assets:
 Beginning of year.................................................... $  9,474,408       $  8,031,520
                                                                       ===============================
 End of year.......................................................... $  7,034,740       $  9,474,408
                                                                       ===============================

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks high current income and capital appreciation by investing primarily in a portfolio of high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

c. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Brazilian Government has exercised and may continue to exercise substantial influence over the exchange of Brazilian currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions of foreign capital remittances abroad. Exchange contral regulations may

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (cont.)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. The Fund has investments in Brazilian companies with a value of approximately $94 million as of August 31, 1997.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

h. SECURITIES TRADED ON A WHEN-ISSUED OR DELAYED BASIS:

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

Included in the statement of assets and liabilities as of August 31, 1997 are receivables for investment securities sold and payables for investment securities purchased of $133,475,871 and $129,855,079, respectively, related to the sale and purchase of Russian when-issued securities. The realization of these receivables and payables are subject to the risk that such securities may never be issued. Included in net unrealized gains on investments is $3,620,792 which related to positions sold as of August 31, 1997. In the event these securities are not issued, such gains will not be realized.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS (cont.)

2.  CAPITAL SHARES

As of August 31, 1997, there were 100,000,000 shares of $.01 par value capital stock authorized. During the years ended August 31, 1997 and 1996, there were no capital share transactions.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers of Templeton Investment Council, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.85% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets. The Fund pays monthly a transfer agent fee to PaineWebber equal, on an annual basis to 0.10% of the average daily assets of the Fund.

During the year ended August 31, 1997, legal fees of $10,509 were paid to a law firm in which an Officer of the fund is a partner.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997, aggregated $1,589,627,516 and $1,599,565,363, respectively.

5.  INCOME TAXES

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $643,171,236 was as follows:

        Unrealized appreciation............  $18,844,108
        Unrealized depreciation............   (1,522,244)
                                             -----------
        Net unrealized appreciation........  $17,321,864
                                             ===========

6.  TAX LOSS CARRYOVERS

At August 31, 1997, the Fund had tax basis capital losses of $12,538,559 which may be carried over to offset capital gains. Such losses expire August 31, 2004.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON EMERGING MARKETS INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Income Fund, Inc. as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Emerging Markets Income Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

/s/ Mc Gladrey & Pullen, LLP

New York, New York
September 26, 1997

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 25, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 25, 1997. The purpose of the meeting was to elect five directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997 and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as directors of the Fund: John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Edith E. Holiday. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five (5) Directors for the terms set forth below:

                                                     % OF                         % OF
                                                  OUTSTANDING                  OUTSTANDING
                                       FOR          SHARES        WITHHELD       SHARES
                                   -----------    -----------     --------     -----------
  Term expiring 2000:
      John Wm. Galbraith            43,332,952       91.02%       684,949          1.44%
      Betty P. Krahmer              43,409,663       91.18%       608,238          1.28%
      Gordon S. Macklin             43,414,484       91.20%       603,419          1.26%
      Fred R. Millsaps              43,364,253       91.09%       653,648          1.37%
  Term expiring 1999:
      Edith E. Holiday              43,321,803       91.00%       696,098          1.46%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                                                       % OF                        % OF                        % OF
                                                    OUTSTANDING                 OUTSTANDING                 OUTSTANDING
                                         FOR          SHARES        AGAINST       SHARES        ABSTAIN       SHARES
                                     -----------    -----------     -------     -----------     -------     -----------
                                      43,441,913       91.25%       219,142         0.46%       354,648         0.74%

TEMPLETON EMERGING MARKETS INCOME FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: -- If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. -- Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure. -- To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. Mellon Securities Trust Company must receive written notice within 10 business days before the record date for the distribution. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date (payable date), the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securites Trust Company. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts call 1-800-292-9293.

The daily closing net asset value as of the previous business day may be obtained by calling Franklin Templeton's Fund Information Department after 10 a.m. Eastern Time any business day at 1/800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.
+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         09/97.1

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus for the Templeton Emerging Markets Income Fund, Inc., which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLTEI A97 10/97

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